Critical Accounting Judgements, Estimates and Assumptions	12 Months Ended
Jun. 30, 2019
Statement [LineItems]
Critical Accounting Judgements, Estimates and Assumptions

NOTE 3. CRITICAL ACCOUNTING JUDGEMENTS, ESTIMATES AND ASSUMPTIONS

Estimates and judgments are continually evaluated and are based on historical experience and other factors, including expectations of future events that may have a financial impact on the entity and that are believed to be reasonable under the circumstances.

The group makes estimates and assumptions concerning the future. The resulting accounting estimates will, by definition, seldom equal the related actual results. The estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are discussed below.

Research and Development tax grant

Research and development grant income is estimated based on an assessment of qualifying research and development expenditure in each tax jurisdiction. There is some judgement required in assessing the quantum of grant income to recognize due to the complexity of the legislation in each tax jurisdiction.

Development

The consolidated entity has expensed all internal development expenditure incurred during the year as the costs relate to the initial expenditure for development of biopharmaceutical products and the generation of future economic benefits is not considered probable given the current stage of development. It was considered appropriate to expense the development costs as they did not meet the criteria to be capitalized under AASB 138 (IAS 38) Intangible Assets.

Liquidity

The Group has experienced significant recurring operating losses and negative cash flows from operating activities since its inception. As at 30 June 2019, the Group holds cash and cash equivalents of $16,567,982 (2018: $23,475,521). Subsequent to the financial year end, the company also raised additional share capital of approximately $10 million (see note 27).

In line with the Company’s financial risk management, the directors have carefully assessed the financial and operating implications of the above matters, including the expected cash outflows of ongoing research and development activities of the Group over the next 12 months. Based on this consideration, the directors are of the view that the Group will be able to pay its debts as and when they fall due for at least 12 months following the date of these financial statements and that it is appropriate for the financial statements to be prepared on a going concern basis.

Monitoring and addressing the ongoing cash requirements of the Group is a key focus of the directors. This involves consideration of alternative future capital raising initiatives and an active engagement with potential retail and institutional investors alike.

Amortization of intellectual property

Costs incurred in acquiring intellectual property are capitalized and amortized on a straight line basis over a period not exceeding the life of the patents. Where a patent has not been formally granted, the company estimates the life of the granted patent in accordance with the provisional application.

Costs include only those costs directly attributable to the acquisition of the intellectual property. An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is greater than its estimated recoverable amount (note 1(h)).